Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C SS. 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form, 10-K (the "Report") of Trimax Corp. (the "Company"), for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, Zoran Cvetojevi, Chairman, Acting Chief Executive Officer and Acting Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/  Zoran Cvetojevi

Zoran Cvetojevic
Chairman, Acting Chief Executive Officer and Chief Financial Officer

March 25, 2015